AXP(R)
                                                                      Stock Fund
                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) magnifying glass

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Big Names, Big Business

These are the names you know. They are the movers and shakers of today's business world. Whether representing established U.S. firms or companies that have made their mark overseas, the securities found in AXP Stock Fund make up a veritable who's who in the financial market. These stocks offer a dual benefit of ongoing growth potential along with a steady stream of dividend income. And as we move toward a more global economy, these blue chip, multinational companies are well-positioned to prosper in the 21st century.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

From the Portfolio Manager                          3

Fund Facts                                          5

The 10 Largest Holdings                             6

Making the Most of the Fund                         7

The Fund's Long-term Performance                    8

Board Members and Officers                          9

Independent Auditors' Report (Fund)                11

Financial Statements (Fund)                        12

Notes to Financial Statements (Fund)               15

Independent Auditors' Report (Portfolio)           22

Financial Statements (Portfolio)                   23

Notes to Financial Statements (Portfolio)          26

Investments in Securities                          29

Federal Income Tax Information                     33

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2 AXP STOCK FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) G. Michael Kennedy
G. Michael Kennedy
Portfolio manager

From the Portfolio Manager

During a period of dramatic decline for stocks, AXP Stock Fund's Class A shares registered a loss of 24.87% (excluding the sales charge) for the past fiscal year -- October 2000 through September 2001. This compares with a loss of 26.63% for the Standard & Poor's 500 (an unmanaged index of stocks commonly used to measure the performance of the stock market as a whole) and a loss of 27.89% for the Lipper Large-Cap Core Index (a group of mutual funds used to compare the performance of mutual funds such as this one).

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3 AXP STOCK FUND -- ANNUAL REPORT

The stock market was rapidly losing ground when the period began, as indications of a slowing economy fueled concerns among investors that corporate profits would suffer a similar slump. That reasoning proved correct, and as profits deteriorated, stocks declined. The result was a major market slide that, aside from a brief upturn in January spawned by a surprise interest-rate cut by the Federal Reserve, didn't hit bottom until early April.

A BRIEF RESPITE
Spring ushered in some optimism to the market, as investors began to look ahead to the possibility that the economy would pick up during second half of 2001. But the resulting rally would again be short-lived. Faced with a rising stream of weak economic and profit data, the market again went into a retreat that was ultimately exacerbated by the horrific events of September 11.

Although the Fund was certainly not immune to the market's problems, it did manage to avoid the very worst of them. This was most evident in the case of the technology sector, where a number of leading stocks saw their prices cut in half and, in some cases, much more. To the Fund's benefit, I substantially reduced its tech holdings last December, given what seemed to be unreasonably high prices for many stocks. Still, that didn't prevent technology holdings from having a negative effect on performance.

Among other major areas of investment, financial services, capital goods, consumer staples, health care and energy were also disappointing performers for the 12 months, while basic materials, transportation and utilities stocks came in on the plus side. Also working in the Fund's favor was a higher-than-normal level of cash reserves.

Looking ahead, I think the terrorist attacks will create increased pressure on the U.S. economy over the next several months. In light of that outlook, I expect to stay with a conservative approach characterized by broad industry diversification, an above-average cash level and a relatively modest amount of holdings in the volatile technology sector.

G. Michael Kennedy

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4 AXP STOCK FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                   $17.86
Sept. 30, 2000                                                   $27.12
Decrease                                                         $ 9.26

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                      $ 1.06
From long-term capital gains                                     $ 1.93
Total distributions                                              $ 2.99
Total return*                                                   -24.87%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                   $17.70
Sept. 30, 2000                                                   $26.90
Decrease                                                         $ 9.20

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                      $ 0.89
From long-term capital gains                                     $ 1.93
Total distributions                                              $ 2.82
Total return*                                                   -25.48%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                   $17.66
Sept. 30, 2000                                                   $26.88
Decrease                                                         $ 9.22

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                      $ 0.92
From long-term capital gains                                     $ 1.93
Total distributions                                              $ 2.85
Total return*                                                   -25.47%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                   $17.86
Sept. 30, 2000                                                   $27.13
Decrease                                                         $ 9.27

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                      $ 1.10
From long-term capital gains                                     $ 1.93
Total distributions                                              $ 3.03
Total return*                                                   -24.77%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5 AXP STOCK FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                   Percent                      Value
                               (of net assets)         (as of Sept. 30, 2001)
Pfizer                               2.8%                    $93,232,500
General Electric                     2.7                      89,280,000
Baxter Intl                          2.4                      77,070,000
McGraw-Hill Companies                2.3                      75,660,000
Verizon Communications               2.0                      64,932,000
Bank of America                      2.0                      64,240,000
Exxon Mobil                          1.9                      63,040,000
Caterpillar                          1.9                      62,720,000
Minnesota Mining & Mfg               1.8                      59,040,000
American Home Products               1.8                      58,250,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 21.6% of net assets

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6 AXP STOCK FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7 AXP STOCK FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                    Value of your $10,000 in AXP Stock Fund
(line chart)

$50,000

$40,000
                                S&P 500 Index
$30,000
                        Lipper Large-Cap Core Index                    $24,152
                                                                AXP Stock Fund
$20,000                                                                Class A

  $9,425
'91    '92    '93    '94    '95    '96     '97     '98     '99     '00     '01

Average Annual Total Returns (as of Sept. 30, 2001)

                1 year          5 years       10 years     Since inception
Class A        -29.20%          +5.24%         +9.22%             N/A
Class B        -28.11%          +5.56%           N/A            +8.88%*
Class C        -26.13%            N/A            N/A           -20.26%**
Class Y        -24.77%          +6.62%           N/A            +9.86%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 10/1/91 to 9/30/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $16,522. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see the Fund's total return compared to two widely cited unmanaged performance indexes, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Index. In comparing AXP Stock Fund (Class
A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Large-Cap Core Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8 AXP STOCK FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute for                                                                 Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Treasurer, Texaco Inc.
Texaco, Inc.                                                          since 1998. Prior to
2000 Westchester Avenue                                               that, director,
White Plains, NY 10650                                                International Operations
Born in 1944                                                          IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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9 AXP STOCK FUND -- ANNUAL REPORT

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Frederick C. Quirsfeld                 Vice president since 1998      Senior vice president -
53609 AXP Financial Center                                            fixed income of AEFC
Minneapolis, MN 55474
Born in 1947
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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10 AXP STOCK FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STOCK FUND, INC.

We have audited the accompanying statement of assets and liabilities of AXP Stock Fund, Inc. as of September 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2001, and the financial highlights for each of the years in the five-year period ended September 30, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Stock Fund, Inc. as of September 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 2, 2001

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11 AXP STOCK FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Stock Fund, Inc.

Sept. 30, 2001
Assets
Investment in Equity Portfolio (Note 1)                                                              $3,278,703,601
Capital shares receivable                                                                                     6,050
                                                                                                              -----
Total assets                                                                                          3,278,709,651
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                      261,880
Accrued distribution fee                                                                                     23,338
Accrued service fee                                                                                           1,846
Accrued transfer agency fee                                                                                  10,943
Accrued administrative services fee                                                                           2,636
Other accrued expenses                                                                                      138,577
                                                                                                            -------
Total liabilities                                                                                           439,220
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $3,278,270,431
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,837,264
Additional paid-in capital                                                                            3,356,172,775
Undistributed net investment income                                                                       1,891,584
Accumulated net realized gain (loss)                                                                    (34,699,329)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Note 7)                                 (46,931,863)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $3,278,270,431
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $2,277,038,606
                                                            Class B                                  $  305,624,734
                                                            Class C                                  $    1,780,027
                                                            Class Y                                  $  693,827,064
Net asset value per share of outstanding capital stock:     Class A shares        127,505,924        $        17.86
                                                            Class B shares         17,266,336        $        17.70
                                                            Class C shares            100,809        $        17.66
                                                            Class Y shares         38,853,282        $        17.86
                                                                                   ----------        --------------

See accompanying notes to financial statements.

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12 AXP STOCK FUND -- ANNUAL REPORT

Statement of operations
AXP Stock Fund, Inc.

Year ended Sept. 30, 2001
Investment income
Income:
Dividends                                                                                           $    56,668,840
Interest                                                                                                 14,466,956
   Less foreign taxes withheld                                                                              (73,504)
                                                                                                            -------
Total income                                                                                             71,062,292
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Equity Portfolio                                                                 19,530,860
Distribution fee
   Class A                                                                                                7,092,752
   Class B                                                                                                3,807,972
   Class C                                                                                                   14,250
Transfer agency fee                                                                                       3,795,302
Incremental transfer agency fee
   Class A                                                                                                  223,372
   Class B                                                                                                   94,694
   Class C                                                                                                      573
Service fee -- Class Y                                                                                      843,430
Administrative services fees and expenses                                                                 1,156,491
Compensation of board members                                                                                13,560
Printing and postage                                                                                        356,788
Registration fees                                                                                            86,786
Audit fees                                                                                                   10,750
Other                                                                                                        18,836
                                                                                                             ------
Total expenses                                                                                           37,046,416
   Earnings credits on cash balances (Note 2)                                                              (204,370)
                                                                                                           --------
Total net expenses                                                                                       36,842,046
                                                                                                         ----------
Investment income (loss) -- net                                                                          34,220,246
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 (4,392,928)
   Foreign currency transactions                                                                            106,374
   Futures contracts                                                                                      2,715,554
                                                                                                          ---------
Net realized gain (loss) on investments                                                                  (1,571,000)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                (1,175,193,638)
                                                                                                     --------------
Net gain (loss) on investments and foreign currencies                                                (1,176,764,638)
                                                                                                     --------------
Net increase (decrease) in net assets resulting from operations                                     $(1,142,544,392)
                                                                                                    ===============

See accompanying notes to financial statements.

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13 AXP STOCK FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Stock Fund, Inc.

Year ended Sept. 30,                                                                 2001                  2000
Operations and distributions
Investment income (loss) -- net                                               $    34,220,246        $   31,154,331
Net realized gain (loss) on investments                                            (1,571,000)          465,006,097
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (1,175,193,638)          240,595,471
                                                                               --------------           -----------
Net increase (decrease) in net assets resulting from operations                (1,142,544,392)          736,755,899
                                                                               --------------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (22,908,683)          (22,686,570)
     Class B                                                                         (128,550)                   --
     Class C                                                                           (2,956)                 (896)
     Class Y                                                                       (8,211,333)           (8,286,582)
   Net realized gain
     Class A                                                                     (342,402,971)         (366,196,061)
     Class B                                                                      (45,710,431)          (42,601,785)
     Class C                                                                         (118,787)                   --
     Class Y                                                                     (101,769,580)         (112,206,614)
                                                                                 ------------          ------------
Total distributions                                                              (521,253,291)         (551,978,508)
                                                                                 ------------          ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Notes 2 and 5)                                                 105,362,503           193,617,322
   Class B shares                                                                  54,166,817           102,884,487
   Class C shares                                                                   1,915,657               717,414
   Class Y shares                                                                 154,851,512           203,076,715
Reinvestment of distributions at net asset value
   Class A shares                                                                 335,208,053           356,019,142
   Class B shares                                                                  45,253,410            42,094,823
   Class C shares                                                                     117,399                   896
   Class Y shares                                                                 100,711,162           108,039,801
Payments for redemptions
   Class A shares                                                                (359,608,863)         (421,488,122)
   Class B shares (Note 2)                                                        (74,452,177)          (69,976,434)
   Class C shares (Note 2)                                                           (398,828)                  (58)
   Class Y shares                                                                (196,776,065)         (440,975,392)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                 166,350,580            74,010,594
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                        (1,497,447,103)          258,787,985
Net assets at beginning of year                                                 4,775,717,534         4,516,929,549
                                                                                -------------         -------------
Net assets at end of year                                                     $ 3,278,270,431        $4,775,717,534
                                                                              ===============        ==============
Undistributed net investment income                                           $     1,891,584        $    1,493,642
                                                                              ---------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP STOCK FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Stock Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 74 shares of capital stock at $27.21 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o   Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio
The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15 AXP STOCK FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,570,782 and accumulated net realized loss has been decreased by $2,570,782.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
16 AXP STOCK FUND -- ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,627,944 for Class A, $263,914 for Class B and $675 for Class C for the year ended Sept. 30, 2001.

During the year ended Sept. 30, 2001, the Fund's transfer agency fees were reduced by $204,370 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2001
                                             Class A          Class B            Class C         Class Y
Sold                                        4,825,308         2,471,218           88,031         7,103,795
Issued for reinvested distributions        15,679,368         2,126,797            5,533         4,716,026
Redeemed                                  (16,783,964)       (3,545,110)         (19,004)       (9,137,041)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                     3,720,712         1,052,905           74,560         2,682,780
                                            ---------         ---------           ------         ---------

                                                               Year ended Sept. 30, 2000
                                             Class A          Class B           Class C*         Class Y

Sold                                        7,079,589         3,781,123           26,218         7,402,862
Issued for reinvested distributions        13,183,078         1,573,879               33         4,003,458
Redeemed                                  (15,265,905)       (2,565,981)              (2)      (15,921,278)
                                          -----------        ----------               --       -----------
Net increase (decrease)                     4,996,762         2,789,021           26,249       (4,514,958)
                                            ---------         ---------           ------       ----------

* Inception date was June 26, 2000.

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2001.

--------------------------------------------------------------------------------
17 AXP STOCK FUND -- ANNUAL REPORT

5. FUND MERGER
As of the close of business on July 14, 2000, AXP Stock Fund acquired the assets and assumed the identified liabilities of Strategist Equity Fund.

The aggregate net assets of AXP Stock Fund immediately before the acquisition were $4,955,658,598.

The merger was accomplished by a tax-free exchange of 41,539 shares of Strategist Equity Fund valued at $1,323,229.

In exchange for the Strategist Equity Fund shares and net assets, AXP Stock Fund issued the following number of shares:

                                               Shares        Net assets
Class A                                        47,435        $1,323,229

Strategist Equity Fund's net assets at that date consisted of capital stock of $1,047,426 and unrealized appreciation of $275,803.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

7. CAPITAL LOSS CARRY-OVER
For federal income purposes, the Fund had a capital loss carry-over of $22,659,099 as of Sept. 30, 2001, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
18 AXP STOCK FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2001         2000         1999         1998         1997
Net asset value, beginning of period                             $27.12       $26.14       $24.18       $27.44       $22.49
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .20          .19          .24          .29          .39
Net gains (losses) (both realized and unrealized)                 (6.47)        4.11         4.00          .22         6.11
                                                                  -----         ----         ----          ---         ----
Total from investment operations                                  (6.27)        4.30         4.24          .51         6.50
                                                                  -----         ----         ----          ---         ----
Less distributions:
Dividends from net investment income                               (.18)        (.18)        (.24)        (.30)        (.43)
Distributions from realized gains                                 (2.81)       (3.14)       (2.04)       (3.47)       (1.12)
                                                                  -----        -----        -----        -----        -----
Total distributions                                               (2.99)       (3.32)       (2.28)       (3.77)       (1.55)
                                                                  -----        -----        -----        -----        -----
Net asset value, end of period                                   $17.86       $27.12       $26.14       $24.18       $27.44
                                                                 ------       ------       ------       ------       ------

Ratios/supplemental data
Net assets, end of period (in millions)                          $2,277       $3,358       $3,105       $2,783       $2,877
                                                                 ------       ------       ------       ------       ------
Ratio of expenses to average daily net assets(c)                   .87%         .84%         .82%         .77%         .78%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                        .88%         .67%         .90%        1.14%        1.58%
                                                                   ---          ---          ---         ----         ----
Portfolio turnover rate (excluding short-term securities)           87%          53%          76%          79%          82%
                                                                    --           --           --           --           --
Total return(e)                                                 (24.87%)      16.59%       17.71%        2.04%       30.22%
                                                                ------        -----        -----         ----        -----

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2001         2000         1999         1998         1997
Net asset value, beginning of period                             $26.90       $25.97       $24.05       $27.32       $22.42
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .01           --          .06          .10          .22
Net gains (losses) (both realized and unrealized)                 (6.39)        4.07         3.96          .21         6.05
                                                                  -----         ----         ----          ---         ----
Total from investment operations                                  (6.38)        4.07         4.02          .31         6.27
                                                                  -----         ----         ----          ---         ----
Less distributions:
Dividends from net investment income                               (.01)          --         (.06)        (.11)        (.25)
Distributions from realized gains                                 (2.81)       (3.14)       (2.04)       (3.47)       (1.12)
                                                                  -----        -----        -----        -----        -----
Total distributions                                               (2.82)       (3.14)       (2.10)       (3.58)       (1.37)
                                                                  -----        -----        -----        -----        -----
Net asset value, end of period                                   $17.70       $26.90       $25.97       $24.05       $27.32
                                                                 ------       ------       ------       ------       ------

Ratios/supplemental data
Net assets, end of period (in millions)                            $306         $436         $349         $258         $203
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(c)                  1.64%        1.60%        1.59%        1.53%        1.55%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                        .11%        (.09%)        .12%         .39%         .85%
                                                                   ---         ----          ---          ---          ---
Portfolio turnover rate (excluding short-term securities)           87%          53%          76%          79%          82%
                                                                    --           --           --           --           --
Total return(e)                                                 (25.48%)      15.73%       16.81%        1.27%       29.23%
                                                                ------        -----        -----         ----        -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19 AXP STOCK FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                  2001   2000(b)
Net asset value, beginning of period                         $26.88    $26.70
                                                             ------    ------
Income from investment operations:
Net investment income (loss)                                    .04       .05
Net gains (losses) (both realized and unrealized)             (6.41)      .17
                                                              -----       ---
Total from investment operations                              (6.37)      .22
                                                              -----       ---
Less distributions:
Dividends from net investment income                           (.04)     (.04)
Distributions from realized gains                             (2.81)       --
                                                              -----      ----
Total distributions                                           (2.85)     (.04)
                                                              -----      ----
Net asset value, end of period                               $17.66    $26.88
                                                             ------    ------

Ratios/supplemental data
Net assets, end of period (in millions)                          $2        $1
                                                                 --        --
Ratio of expenses to average daily net assets(c)              1.64%     1.60%(d)
                                                              ----      ----
Ratio of net investment income (loss)
to average daily net assets                                    .16%      .02%(d)
                                                               ---       ---
Portfolio turnover rate (excluding short-term securities)       87%       53%
                                                                --        --
Total return(e)                                             (25.47%)     .81%
                                                            ------       ---

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                     2001         2000         1999         1998         1997
Net asset value, beginning of period                             $27.13       $26.14       $24.18       $27.44       $22.49
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .23          .23          .27          .31          .42
Net gains (losses) (both realized and unrealized)                 (6.47)        4.13         4.00          .22         6.11
                                                                  -----         ----         ----          ---         ----
Total from investment operations                                  (6.24)        4.36         4.27          .53         6.53
                                                                  -----         ----         ----          ---         ----
Less distributions:
Dividends from net investment income                               (.22)        (.23)        (.27)        (.32)        (.46)
Distributions from realized gains                                 (2.81)       (3.14)       (2.04)       (3.47)       (1.12)
                                                                  -----        -----        -----        -----        -----
Total distributions                                               (3.03)       (3.37)       (2.31)       (3.79)       (1.58)
                                                                  -----        -----        -----        -----        -----
Net asset value, end of period                                   $17.86       $27.13       $26.14       $24.18       $27.44
                                                                 ------       ------       ------       ------       ------

Ratios/supplemental data
Net assets, end of period (in millions)                            $694         $981       $1,063       $1,027       $1,082
                                                                   ----         ----       ------       ------       ------
Ratio of expenses to average daily net assets(c)                   .71%         .69%         .72%         .70%         .66%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       1.04%         .82%        1.00%        1.21%        1.71%
                                                                  ----          ---         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)           87%          53%          76%          79%          82%
                                                                    --           --           --           --           --
Total return(e)                                                 (24.77%)      16.80%       17.81%        2.12%       30.38%
                                                                ------        -----        -----         ----        -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 AXP STOCK FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21 AXP STOCK FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Portfolio as of September 30, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 2, 2001

--------------------------------------------------------------------------------
22 AXP STOCK FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio

Sept. 30, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $3,269,671,624)                                                                  $3,220,804,928
Dividends and accrued interest receivable                                                                 4,621,214
Receivable for investment securities sold                                                                83,748,490
                                                                                                         ----------
Total assets                                                                                          3,309,174,632
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            37,248
Payable for investment securities purchased                                                              30,098,800
Accrued investment management services fee                                                                   41,997
Other accrued expenses                                                                                       68,933
Options contracts written, at value (premiums received $2,091,929) (Note 4)                                 150,000
                                                                                                            -------
Total liabilities                                                                                        30,396,978
                                                                                                         ----------
Net assets                                                                                           $3,278,777,654
                                                                                                     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 AXP STOCK FUND -- ANNUAL REPORT

Statement of operations
Equity Portfolio

Year ended Sept. 30, 2001
Investment income
Income:
Dividends                                                                                           $    56,670,057
Interest                                                                                                 14,449,054
   Less foreign taxes withheld                                                                              (73,506)
                                                                                                            -------
Total income                                                                                             71,045,605
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                       19,193,082
Compensation of board members                                                                                18,660
Custodian fees                                                                                              251,888
Audit fees                                                                                                   32,500
Other                                                                                                        43,788
                                                                                                             ------
Total expenses                                                                                           19,539,918
   Earnings credits on cash balances (Note 2)                                                                (8,640)
                                                                                                             ------
Total net expenses                                                                                       19,531,278
                                                                                                         ----------
Investment income (loss) -- net                                                                          51,514,327
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (4,413,117)
   Foreign currency transactions                                                                            106,211
   Futures contracts                                                                                      2,715,540
                                                                                                          ---------
Net realized gain (loss) on investments                                                                  (1,591,366)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                (1,175,198,544)
                                                                                                     --------------
Net gain (loss) on investments and foreign currencies                                                (1,176,789,910)
                                                                                                     --------------
Net increase (decrease) in net assets resulting from operations                                     $(1,125,275,583)
                                                                                                    ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 AXP STOCK FUND -- ANNUAL REPORT

Statements of changes in net assets
Equity Portfolio

Year ended Sept. 30,                                                                     2001                  2000
Operations
Investment income (loss) -- net                                               $    51,514,327        $   50,409,731
Net realized gain (loss) on investments                                            (1,591,366)          465,117,393
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (1,175,198,544)          240,698,409
                                                                               --------------           -----------
Net increase (decrease) in net assets resulting from operations                (1,125,275,583)          756,225,533
Net contributions (withdrawals) from partners                                    (371,951,909)         (499,984,692)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                        (1,497,227,492)          256,240,841
Net assets at beginning of year                                                 4,776,005,146         4,519,764,305
                                                                                -------------         -------------
Net assets at end of year                                                     $ 3,278,777,654        $4,776,005,146
                                                                              ===============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 AXP STOCK FUND -- ANNUAL REPORT

Notes to Financial Statements
Equity Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures

--------------------------------------------------------------------------------
26 AXP STOCK FUND -- ANNUAL REPORT
contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $88,308 for the year ended Sept. 30, 2001.

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27 AXP STOCK FUND -- ANNUAL REPORT

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2001, the Portfolio's custodian fees were reduced by $8,640 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,314,707,662 and $3,970,035,674, respectively, for the year ended Sept. 30, 2001. For the same period, the portfolio turnover rate was 87%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $548,179 for the year ended Sept. 30, 2001.

Income from securities lending amounted to $46,946 for the year ended Sept. 30, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. OPTIONS CONTRACTS WRITTEN
Contracts and premiums amounts associated with options contracts written are as follows:

                                              Year ended Sept. 30, 2001
                                                        Calls
                                             Contracts          Premium
Balance Sept. 30, 2000                             --        $       --
Opened                                         10,000         2,091,929
Closed                                             --                --
                                               ------        ----------
Balance Sept. 30, 2001                         10,000        $2,091,929
                                               ------        ----------

See "Summary of significant accounting policies."

5. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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28 AXP STOCK FUND -- ANNUAL REPORT

Investments in Securities
Equity Portfolio

Sept. 30, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (80.4%)
Issuer                                                Shares            Value(a)

Aerospace & defense (1.5%)
Lockheed Martin                                      700,000         $30,625,000
Raytheon                                             500,000          17,375,000
Total                                                                 48,000,000

Airlines (0.5%)
Southwest Airlines                                 1,050,000          15,582,000

Banks and savings & loans (4.0%)
Bank of America                                    1,100,000          64,240,000
FleetBoston Financial                              1,000,000          36,250,000
U.S. Bancorp                                       1,400,000          31,052,000
Total                                                                131,542,000

Beverages & tobacco (3.0%)
Anheuser-Busch                                     1,200,000          50,256,000
Coca-Cola                                          1,000,000          46,850,000
Total                                                                 97,106,000

Chemicals (1.6%)
Dow Chemical                                         900,000          29,484,000
Waste Management                                     800,000          21,392,000
Total                                                                 50,876,000

Communications equipment & services (0.7%)
Motorola                                           1,500,000          23,400,000

Computer software & services (2.7%)
Electronic Arts                                      800,000(b)       36,536,000
Microsoft                                          1,000,000(b)       51,170,000
Total                                                                 87,706,000

Computers & office equipment (1.5%)
Compaq Computer                                    1,500,000          12,465,000
Intl Business Machines                               400,000          36,920,000
Total                                                                 49,385,000

Electronics (1.8%)
Analog Devices                                       400,000(b)       13,080,000
Intel                                              1,200,000          24,468,000
Texas Instruments                                    900,000          22,482,000
Total                                                                 60,030,000

Energy (5.4%)
Chevron                                              500,000          42,375,000
Conoco Cl A                                        1,700,000          43,231,000
Exxon Mobil                                        1,600,000          63,040,000
Kerr-McGee                                           600,000          31,146,000
Total                                                                179,792,000

Energy equipment & services (1.8%)
Schlumberger                                         700,000          31,990,000
Transocean Sedco Forex                               600,000          15,840,000
Weatherford Intl                                     500,000(b)       12,755,000
Total                                                                 60,585,000

Financial services (2.9%)
Citigroup                                          1,200,000          48,600,000
Fannie Mae                                           600,000          48,036,000
Total                                                                 96,636,000

Food (4.6%)
ConAgra Foods                                      2,200,000          49,390,000
General Mills                                        387,800          17,644,900
Heinz (HJ)                                           700,000          29,505,000
Kellogg                                            1,000,000          30,000,000
Kraft Foods Cl A                                     700,000          24,059,000
Total                                                                150,598,900

Health care (11.8%)
American Home Products                             1,000,000          58,250,000
Amgen                                                300,000(b)       17,628,000
Baxter Intl                                        1,400,000          77,070,000
Biogen                                               400,000(b)       22,232,000
Johnson & Johnson                                    400,000          22,160,000
Medtronic                                          1,000,000          43,500,000
Merck & Co                                           300,000          19,980,000
Pfizer                                             2,325,000          93,232,500
Pharmacia                                            900,000          36,504,000
Total                                                                390,556,500

Health care services (0.7%)
HCA                                                  500,000          22,155,000

Household products (2.8%)
Avon Products                                        600,000          27,750,000
Colgate-Palmolive                                    450,000          26,212,500
Procter & Gamble                                     500,000          36,395,000
Total                                                                 90,357,500

See accompanying notes to investments in securities.

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29 AXP STOCK FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Industrial equipment & services (3.0%)
Caterpillar                                        1,400,000(f)      $62,720,000
Fluor                                                900,000          34,650,000
Total                                                                 97,370,000

Insurance (1.9%)
Allstate                                           1,000,000          37,350,000
American Intl Group                                  300,000          23,400,000
Total                                                                 60,750,000

Leisure time & entertainment (0.7%)
Mattel                                             1,500,000          23,490,000

Media (6.4%)
Comcast Special Cl A                               1,200,000(b)       43,044,000
Cox Communications Cl A                            1,000,000(b)       41,750,000
McGraw-Hill Companies                              1,300,000          75,660,000
USA Networks                                       2,900,000(b)       52,142,000
Total                                                                212,596,000

Metals (2.5%)
Alcan                                                537,300(c)       16,119,000
Alcoa                                              1,600,000          49,616,000
Nucor                                                400,000          15,880,000
Total                                                                 81,615,000

Multi-industry conglomerates (4.5%)
General Electric                                   2,400,000          89,280,000
Minnesota Mining & Mfg                               600,000          59,040,000
Total                                                                148,320,000

Paper & packaging (1.1%)
Intl Paper                                         1,000,000          34,800,000

Retail (4.1%)
Federated Dept Stores                                800,000(b)       22,560,000
Home Depot                                           750,000          28,777,500
Wal-Mart Stores                                    1,100,000          54,450,000
Walgreen                                             800,000          27,544,000
Total                                                                133,331,500

Transportation (1.0%)
Union Pacific                                        700,000          32,830,000

Utilities -- electric (5.2%)
Allegheny Energy                                     600,000          22,020,000
Dominion Resources                                   700,000          41,545,000
DTE Energy                                         1,000,000          43,050,000
Duke Energy                                          600,000          22,710,000
Xcel Energy                                        1,500,000          42,225,000
Total                                                                171,550,000

Utilities -- gas (0.6%)
Kinder Morgan                                        400,000          19,684,000

Utilities -- telephone (2.0%)
Verizon Communications                             1,200,000          64,932,000

Total common stocks
(Cost: $2,694,741,841)                                            $2,635,576,400

Preferred stocks (4.3%)
Issuer                                                Shares            Value(a)

Apache
     2.01% Cv                                        267,800          $9,972,872
Dominion Resources
     9.50% Cv                                        342,000          20,092,500
Duke Energy
     8.25% Cv                                        980,000          25,774,000
Electronic Data Systems
     7.63% Cv                                        500,000          25,500,000
Metlife Capital
     8.00% Cm Cv                                     300,000          27,951,000
NRG Energy
     6.50% Cv                                        844,280          16,379,032
Pharmacia
     6.50% Cv ACES                                   400,000(h)       15,100,000

Total preferred stocks
(Cost: $135,911,400)                                                $140,769,404

Bonds (1.0%)
Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Costco Wholesale
     Zero Coupon Cv
         08-19-17               3.50%            $21,000,000(d,e)    $17,541,300
Devon Energy
     Cv
         08-15-08               4.90              15,000,000          15,103,500

Total bonds
(Cost: $27,239,817)                                                  $32,644,800

See accompanying notes to investments in securities.

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30 AXP STOCK FUND -- ANNUAL REPORT

Short-term securities (12.6%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (6.5%)
Federal Home Loan Bank Disc Nt
         10-31-01               3.41%            $30,000,000         $29,903,748
Federal Home Loan Mtge Corp Disc Nts
         10-02-01               3.50               3,100,000           3,098,794
         11-06-01               2.71              29,700,000          29,613,128
         11-13-01               2.66              42,300,000          42,156,767
Federal Natl Mtge Assn Disc Nts
         10-19-01               3.43              21,700,000          21,656,709
         10-24-01               2.55              30,000,000          29,944,750
         10-26-01               3.27              30,800,000          30,721,905
         11-29-01               3.39              25,000,000          24,886,764
Total                                                                211,982,565

Certificate of deposit (0.4%)
Commerzbank Yankee
         11-16-01               3.40              13,500,000          13,435,477

Commercial paper (5.2%)
Alpine Securitization
         10-17-01               3.11               4,000,000(g)        3,993,456
Amsterdam Funding
         10-01-01               3.47              12,800,000(g)       12,796,299
Barclays U.S. Funding
         10-02-01               3.49               1,300,000           1,299,496
Coca-Cola
         11-09-01               2.86               8,700,000           8,671,073
Commerzbank U.S. Finance
         10-19-01               3.62               2,500,000           2,494,653
Falcon Asset
         10-23-01               3.02              25,000,000(g)       24,947,742
Gannett
         10-04-01               3.00              11,300,000(g)       11,294,350
Gillette
         11-20-01               3.38              18,420,000(g)       18,327,797
IBM Credit
         10-29-01               3.63               1,600,000           1,595,164
Kitty Hawk Funding
         02-15-02               3.38              15,000,000(g)       14,850,083
Morgan Stanley, Dean Witter, Discover & Co
         10-16-01               3.00              24,200,000          24,163,699
Societe Generale North America
         10-04-01               3.67               9,100,000           9,094,373
Southern Co Funding
         10-11-01               3.52              11,100,000(g)       11,085,891
         11-07-01               3.34              14,900,000(g)       14,844,870
UBS Finance (Delaware)
         11-13-01               3.71               7,400,000           7,366,270
Variable Funding Capital
         10-25-01               3.44               4,000,000(g)        3,989,267
Total                                                                170,814,483

Letter of credit (0.5%)
Bank of America-
     AES Hawaii
         10-10-01               3.50              15,600,000          15,581,799

Total short-term securities
(Cost: $411,778,566)                                                $411,814,324

Total investments in securities
(Cost: $3,269,671,624)(i)                                         $3,220,804,928

See accompanying notes to investments in securities.

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31 AXP STOCK FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2001, the value of foreign securities represented 0.49% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(f) At Sept. 30, 2001, securities valued at $44,800,000 were held to cover open call options written as follows (see Note 4 to the financial statements):

     Issuer            Contracts      Exercise       Expiration        Value(a)
                                        price           date
     Caterpillar        10,000           $60          Nov. 2001        $150,000

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(h) ACES (Automatically Convertible Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.
(i) At Sept. 30, 2001, the cost of securities for federal income tax purposes was $3,281,957,612 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 200,003,509
     Unrealized depreciation                                       (261,156,193)
                                                                   ------------
     Net unrealized depreciation                                  $ (61,152,684)
                                                                  -------------

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32 AXP STOCK FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Stock Fund, Inc.
Fiscal year ended Sept. 30, 2001

Class A
Income distributions taxable as dividend income, 82.97% qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 20, 2000                                                           $0.93355
March 27, 2001                                                           0.03391
June 27, 2001                                                            0.04781
Sept. 27, 2001                                                           0.04217
Total                                                                   $1.05744

Capital gain distribution taxable for long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2000                                                           $1.93358
Total distributions                                                     $2.99102

The distributions of $2.86713 per share, payable Dec. 20, 2000, consisted of $0.05528 derived from net investment income, $0.87827 from net short-term capital gains (a total of $0.93355 taxable as dividend income) and $1.93358 from net long-term capital gains.

Class B
Income distributions taxable as dividend income, 82.97% qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 20, 2000                                                           $0.88567
Sept. 27, 2001                                                           0.00129
Total                                                                   $0.88696

Capital gain distribution taxable for long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2000                                                           $1.93358
Total distributions                                                     $2.82054

The distributions of $2.81925 per share, payable Dec. 20, 2000, consisted of $0.00740 derived from net investment income, $0.87827 from net short-term capital gains (a total of $0.88567 taxable as dividend income) and $1.93358 from net long-term capital gains.

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33 AXP STOCK FUND -- ANNUAL REPORT

Class C
Income distributions taxable as dividend income, 82.97% qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 20, 2000                                                           $0.89791
March 27, 2001                                                           0.00021
June 27, 2001                                                            0.01293
Sept. 27, 2001                                                           0.00603
Total                                                                   $0.91708

Capital gain distribution taxable for long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2000                                                           $1.93358
Total distributions                                                     $2.85066

The distributions of $2.83149 per share, payable Dec. 20, 2000, consisted of $0.01964 derived from net investment income, $0.87827 from net short-term capital gains (a total of $0.89791 taxable as dividend income) and $1.93358 from net long-term capital gains.

Class Y
Income distributions taxable as dividend income, 82.97% qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 20, 2000                                                           $0.94367
March 27, 2001                                                           0.04281
June 27, 2001                                                            0.05648
Sept. 27, 2001                                                           0.05022
Total                                                                   $1.09318

Capital gain distribution taxable for long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2000                                                           $1.93358
Total distributions                                                     $3.02676

The distributions of $2.87725 per share, payable Dec. 20, 2000, consisted of $0.06540 derived from net investment income, $0.87827 from net short-term capital gains (a total of $0.94367 taxable as dividend income) and $1.93358 from net long-term capital gains.

--------------------------------------------------------------------------------
34 AXP STOCK FUND -- ANNUAL REPORT

AXP Stock Fund                                                  PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                EXPRESS

Ticker Symbol
Class A: INSTX    Class B: IDSBX
Class C: N/A      Class Y: IDSYX





                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6351 V (11/01)